EXHIBIT 32-4

CERTIFICATION OF PERIODIC REPORT

I, David E. Meador, Senior Vice President and Chief Financial Officer of DTE Energy Company (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge and belief:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ DAVID E. MEADOR
_______________________________________
DAVID E. MEADOR
Senior Vice President and Chief Financial
Officer of DTE Energy Company

Dated: November 7, 2003